UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 1, 2012

Furmanite Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-05083	74-1191271
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10370 Richmond Avenue, Suite 600 Houston, Texas		77042
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 972-699-4000

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.

(a) Dismissal of Independent Accountant Previously Engaged as Principal Accountant.

On June 1, 2012, Furmanite Corporation (the “Company”), at the direction of the Board of Directors (the “Board”) of the Company and upon the recommendation of the Audit Committee of the Board, dismissed Grant Thornton LLP (“Grant Thornton”) as the Company’s independent registered public accounting firm, effective June 1, 2012.

During the years ended December 31, 2011 and 2010 and through the date of this Form 8-K, there were no (1) disagreements with Grant Thornton on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to its satisfaction would have caused Grant Thornton to make reference in its reports on the Company’s consolidated financial statements for such years to the subject matter of the disagreement, or (2) “reportable events,” as such term is defined in Item 304(a)(1)(v) of Regulation S-K.

The audit reports of Grant Thornton on the consolidated financial statements of the Company, as of and for the years ended December 31, 2011 and 2010, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

The Company has provided Grant Thornton with a copy of the disclosures in this Form 8-K prior to the date that these disclosures were filed with the Securities and Exchange Commission (the “Commission”). The Company requested that Grant Thornton furnish to the Company a letter addressed to the Commission stating whether it agrees with the statements made by the Company in response to Item 304(a) of Regulation S-K and, if not, stating the respects in which it does not agree. A copy of Grant Thornton’s letter, dated June 5, 2012, indicating that it is in agreement with such disclosures is attached as Exhibit 16.1 hereto.

(b) Engagement of New Independent Accountant as Principal Accountant.

Effective June 1, 2012, the Company’s Audit Committee of the Board approved the engagement of UHY LLP (“UHY”) as the Company’s new independent registered public accounting firm to audit the Company’s consolidated financial statements for the year ending December 31, 2012.

During the Company’s two most recent fiscal years and the subsequent interim period preceding UHY’s engagement, neither the Company nor anyone on behalf of the Company consulted with UHY regarding the application of accounting principles to any specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company’s financial statements, and UHY did not provide any written or oral advice that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue or any matter that was the subject of a “disagreement” or a “reportable event,” as such terms are defined in Item 304(a)(1) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

16.1	Letter to Securities and Exchange Commission from Grant Thornton LLP, dated June 5, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Furmanite Corporation

Date: June 6, 2012	By:	/s/ ROBERT S. MUFF
Robert S. Muff
Chief Accounting Officer
(Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit Number	Description

16.1	Letter to Securities and Exchange Commission from Grant Thornton LLP, dated June 5, 2012.